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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2005

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-25064                                            41-1580506
(Commission File Number)                                  (IRS Employer
                                                        Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

         Health Fitness Corporation and its wholly owned subsidiaries (the "Company") provide fitness and health management services and programs to corporations, hospitals, communities and universities located in the United States and Canada. Fitness and health management services include the development, marketing and management of corporate, hospital, community and university based fitness centers, injury prevention and work-injury management consulting, on-site physical therapy and on-site employee health management services. Programs include wellness and health programs for individual customers, including health risk assessments, biometric screenings, nutrition and weight loss programs, smoking cessation, massage therapy, back care and ergonomic injury prevention.

         As part of its investor relations efforts, the Company has met and expects to continue meeting from time to time with existing or potential investors to review and discuss publicly available information concerning the Company's marketplace, business activities, and financial results. In connection with these meetings, the Company also expects to discuss certain information regarding future revenue and gross profit targets, which the Company has not previously disclosed. These targets include a range of revenue growth targets, as well as gross profit targets, in each case based upon two separate scenarios. The first scenario shows the Company's targets based on internal, organic growth. The second scenario shows the Company's targets based upon the acquisition of complimentary businesses, or a significant internal investment, to broaden and enhance the various health management programs and capabilities that are owned and controlled by the Company. The targets have been set forth in
Exhibit 99.1 attached hereto, and are incorporated in this Current Report as if fully set forth herein.

         The targets pertaining to both scenarios are forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Independent accountants have not reviewed the targets or the assumptions underlying them; the targets are presented for illustrative purposes only. The targets are derived from information relating to the Company's projected operations, including its current objectives, business development plans and management's views on the industry in which the Company operates. The targets are based in large part on hypothetical assumptions and events over which the Company has only partial or no control and which may not occur. While the Company currently believes that assumptions underlying the targets are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance whatsoever that the targets will materialize. The selection of assumptions underlying such targets required the exercise of judgment, and are subject to uncertainty due to numerous factors. Some assumptions on which the projections are based inevitably will not materialize and unanticipated events and circumstances will occur that affect the accuracy of the assumptions. To the extent that assumed events do not materialize as anticipated, actual results will vary substantially from the targets.

         Although it is not possible to foresee all of the factors that may cause actual results to differ from the targets, such factors include, among others, the risk factors that follow. You should consider such risks, together with all other information in the periodic reports we file with the Securities and Exchange Commission, when making investment decisions. However, you should not assume the below risks are the only ones the Company will face from time to time, and should not place undue reliance on the targets, which speak only as of the date on which they are made. We undertake no obligation to update any forward-looking statements, including the targets.

                                  RISK FACTORS

         THE COMPANY'S GROWTH INITIATIVES WILL REQUIRE IT TO MAKE ACQUISITIONS OR SIGNIFICANT INTERNAL INVESTMENTS THAT RESULT IN VIABLE, COMPLEMENTARY PROGRAMS AND CAPABILITIES. Achieving the Company's growth and profit targets for its health management business will require the Company to significantly broaden and enhance the programs and capabilities the Company currently owns and controls in-house, thereby reducing the need to team with third parties to provide comprehensive customer solutions. To

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achieve this goal, the Company will need to either acquire complementary businesses, or make significant internal investments, to create new programs and capabilities complementary to those the Company currently operates. The Company cannot provide any assurance that such new programs and capabilities, whether acquired or developed, will be satisfactory to the Company's customers or cost-effective to maintain on a go-forward basis.

         THERE CAN BE NO ASSURANCE THAT ACQUISITIONS WILL BE BENEFICIAL TO THE COMPANY. Management's identification of suitable acquisition candidates involves risks inherent in accurately assessing the value, strengths, weaknesses, overall risks and profitability of acquisition candidates. In addition, the process of integrating new businesses into the Company's operations poses numerous risks, including difficulty assimilating acquired operations, information systems and internal control systems and products, difficulties and uncertainties in transitioning the business relationships from the acquired entity to the Company an the loss of key employees of acquired companies. There can be no assurance that the Company will be able to successfully manage and overcome any of these risks and realize benefits of completed acquisitions.

         THE INTERNAL CREATION OF NEW PROGRAMS AND CAPABILITIES MIGHT TAKE SIGNIFICANT TIME AND EXPENSE. Internally creating comprehensive new programs and capabilities might subject to the Company to risks that arise in connection with any new business endeavor. The risks include, but are not limited to, difficulty in accurately predicting cash flow needs and requirements, maintaining sufficient liquidity to continue operating its core business, an underdeveloped marketing strategy and the ability to locate and retain additional qualified personnel. To address these risks, the Company must, among other things, leverage synergies between new business lines or technology and its existing business lines, determine profitable pricing for new services that are cost-effective in the marketplace, minimize disruptions to its existing business, implement and successfully a revised marketing strategy, develop the Company's brand in the new business lines, attract new customers and expand relationships with existing customers, provide superior customer service and attract, retain and motivate qualified personnel. The Company cannot assure you that it will be successful in addressing such risks and the other risks that will arise from time to time.

         THE COMPANY MAY NOT BE ABLE TO OBTAIN SUFFICIENT FINANCING TO COMPLETE ACQUISITIONS OR TO MAKE SIGNIFICANT INTERNAL INVESTMENTS REQUIRED TO ACHIEVE GROWTH TARGETS. To achieve the Company's growth targets that assume the acquisition of complimentary businesses or significant internal investments, the Company will be required to obtain significant additional capital. The Company does not have any commitments for any such additional capital, and there can be no assurance that any future financing will be available on favorable terms, if at all.

         FUTURE ACQUISITIONS AND FINANCINGS BY THE COMPANY MAY BE DILUTIVE TO SHAREHOLDERS AND EARNINGS PER SHARE. Future acquisitions and financings by the Company may be dilutive to shareholders and the Company's earnings per share, cause the Company to incur additional indebtedness and large one-time expenses or create intangible assets that could result in significant charges. If the Company spends significant funds or incurs additional debt for acquisitions or internal expansion, the Company's ability to obtain necessary financing thereafter may decline and it may be more vulnerable to economic downturns and competitive pressures.

         THE COMPANY MAY EXPERIENCE DIFFICULTY MANAGING GROWTH, INCLUDING ATTRACTING QUALIFIED STAFF. The Company has experienced substantial growth during the past few years, both organically and by acquisition. The Company's ability to grow in the future will depend on a number of factors, including the ability to obtain new customers, expand existing customer relationships, develop additional fitness and health improvement programs and services and hire and train qualified staff. The Company may experience difficulty in attracting and retaining qualified staff in various markets to meet growth opportunities. Further, in order to attract qualified staff, the Company may be required to pay higher salaries and enhance benefits in more competitive markets, which may result in a material adverse effect

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on the Company's results of operation and financial condition. Sustaining growth may require the Company to sell its services at lower prices to remain competitive, which may result in a material adverse effect on the Company's results of operation and financial condition. There can be no assurance that the Company will be able to manage expanding operations effectively or that it will be able to maintain or accelerate its growth, and any failure to do so may result in a material adverse effect on the Company's results of operation and financial condition.

         THE TIMING OF NEW AND LOST MANAGEMENT SERVICE CONTRACTS MAY NOT BE INDICATIVE OF TRENDS IN OUR BUSINESS OR OF FUTURE QUARTERLY FINANCIAL RESULTS. The Company evaluates its business, in part, by reviewing trends in its financial performance. Management believes an important indicator of the Company's outlook is revenue to be derived from fitness and health management service contracts the Company enters into with customers. Fitness and health management service contracts are often long-term contracts (i.e., 3 - 5 years), contain annual, automatic renewals and generally require 30 to 60 days notice to terminate, or to avoid the automatic annual renewal feature. Revenue from new contracts often is not recognized for a period of 90 to 180 days after proposal acceptance due to lead times necessary to execute a contract and hire staff to begin providing services. Since termination notice periods are considerably less than the time it takes to begin servicing new contracts, the revenue lost in a reporting period may significantly exceed the revenue gained from new contracts.

         Because of these timing differences, management generally does not view changes in quarterly revenue, whether sequential or comparable prior quarter changes, to be indicative of its outlook or trends in the Company's business or to be reflective of revenue expected in succeeding quarters. Rather, management generally evaluates revenue trends in the Company's fitness and health management services business based upon 12- to 18-month periods since it believes this helps minimize the timing impact from new and terminated contracts. Management cautions investors not to place undue reliance upon fluctuations in quarterly revenue viewed in isolation from revenue information over longer periods of time (e.g., comparative trailing 12-month information), and to not view quarterly revenue as necessarily being indicative of the Company's outlook or results to be expected in future quarters.

         FAILURE TO RENEW EXISTING CUSTOMER CONTRACTS COULD HAVE A NEGATIVE EFFECT ON OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS. The Company's growth strategy depends in part upon continuous development and improvement of attractive and effective health management programs and services. The Company's failure to anticipate trends or to successfully develop, improve or implement such programs or services may have a material adverse effect on the Company's results of operation and financial condition. The Company currently contracts with third party partners to provide a portion of such programs and services and anticipates that this will continue to be the case. If any of such third party partners no longer made these programs and services available to the Company, there is no assurance that the Company would be able to replace such third-party partner programs and services, and if the Company could not do so, the Company's ability to pursue its growth strategies would be seriously compromised.

         THE COMPANY IS DEPENDENT ON MAINTAINING ITS CORPORATE RELATIONSHIPS. The majority of the Company's contracts are with large corporations regarding the management of on-site fitness centers. While the specific terms of such agreements vary, some contracts are subject to early termination by the corporate customer without cause. Although the Company has a history of consistent contract renewals, there can be no assurance that future renewals will be secured. The early termination or non-renewal of corporate contracts may have a material adverse effect on the Company's results of operation and financial condition.

         THE COMPANY'S CUSTOMERS ARE PRIMARILY CORPORATIONS AND THEREFORE ITS FINANCIAL RESULTS ARE SUBJECT TO GENERAL ECONOMIC CONDITIONS. The Company's revenue, expenses and net income are subject to general economic conditions. A significant portion of the Company's revenue is derived from companies who historically have reduced their expenditures for on-site fitness management services

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during economic downturns. Should the economy weaken, or experience more significant recessionary pressures, corporate customers may reduce or eliminate their expenditures for on-site fitness center management services, and prospective customers may not commit resources to such services. Also, should the size of a customer's workforce be reduced, the Company may have to reduce the number of staff assigned to manage a customer's fitness center. Additionally, the Company's operations in Canada are subject to foreign currency risk, although these operations currently represent less than 5% of the Company's overall revenues. These factors may have a material adverse effect on the Company's results of operation and financial condition.

         THE COMPANY IS DEPENDENT ON ITS KEY EMPLOYEES. THE LOSS OF ANY OF THESE EMPLOYEES COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR PERFORMANCE AND RESULTS OF OPERATIONS. The success of the Company is highly dependent on the efforts, abilities and continued services of its executive officers and other key employees. The loss of any of the executive officers or key employees may have a material adverse effect on the Company results of operation and financial condition. The Company believes that its future success will depend on its ability to attract, motivate and retain highly-skilled corporate, divisional, regional and site-based personnel. Although historically the Company has been successful in retaining the services of its senior management, there can be no assurance that the Company will be able to do so in the future.

         THE COMPANY OPERATES WITHIN A HIGHLY COMPETITIVE MARKET AGAINST FORMIDABLE COMPANIES. The Company competes for new and existing corporate customers in a highly fragmented and competitive market. Management believes that the Company's ability to compete successfully depends on a number of factors, including quality and depth of service, locational convenience and cost. The market for on-site fitness center management services is price-sensitive. From time to time, the Company may be at a price disadvantage with respect to the competition, as such competition may propose a substantially lower price than the Company. There can be no assurance that the Company will be able to compete successfully against current and future competitors, or that competitive pressures faced by the Company will not have a material adverse effect on the Company's results of operation and financial condition.

         THE COMPANY'S RESULTS OF OPERATIONS COULD BE ADVERSELY IMPACTED BY LITIGATION. Because of the nature of its business, the Company expects that it may be subject to claims and litigation alleging negligence or other grounds for liability arising from injuries or other harm to the customers it serves. The Company has occasionally been named a defendant in claims relating to accidents that occurred in the fitness centers it manages. There can be no assurance that additional claims will not be filed, and that the Company's insurance will be adequate to cover liabilities resulting from any claim.

         THE COMPANY HAS IMPLEMENTED, ON A LIMITED BASIS, A BUSINESS MODEL FOR MANAGING CORPORATE FITNESS CENTERS ON A COST-NEUTRAL OR FOR-PROFIT BASIS. The Company has, on a limited basis, implemented a model of managing corporate fitness centers on a cost-neutral or for-profit basis without receiving a management fee from the corporate owner of such centers. Corporate-owned centers are resistant to significant membership fees and fee increases, and the Company may not be successful in sufficiently managing costs and/or in raising service levels and associated revenues, as required to achieve profit objectives.

         The information in this Current Report, including Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not automatically be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements: None.

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         (b)      Pro forma financial information: None.

         (c)      Exhibits:

                  99.1     Certain Growth Targets





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HEALTH FITNESS CORPORATION


                                                By  /s/ Wesley Winnekins
                                                  ------------------------------
Date: September 12, 2005                                Wesley Winnekins
                                                        Chief Financial Officer

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           HEALTH FITNESS CORPORATION
                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                            Commission File No.:
September 12, 2005                                                      0-25064

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                           HEALTH FITNESS CORPORATION

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
Exhibit Number             Description

    99.1                   Certain Growth Targets